UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2005 (August 15, 2005)

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas		77019

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01.     Other Events and Regulation FD Disclosure.

On August 15, 2005, the Company issued a press release announcing a delay in the filing of its Form 10-Q for the second quarter ended June 30, 2005.  The press release is furnished as Exhibit 99.1 hereto.

On August 15, 2005, the Company issued a press release announcing the declaration of cash dividends.  The press release is furnished as Exhibit 99.2 hereto.

Item 9.01      Financial Statements, Pro forma Financial Information and Exhibits

(c)	Exhibits

	99.1	Press Release dated August 15, 2005 announcing delay in filing of Form 10-Q for the second quarter ended June 30, 2005

	99.2	Press Release dated August 15, 2005 announcing declaration of cash dividends

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2005	SERVICE CORPORATION INTERNATIONAL

	By:	/s/ ERIC D. TANZBERGER

	Name:	Eric D. Tanzberger
	Title:	Vice President and Corporate Controller